                                                                    EXHIBIT 10.8

                                    CONSENT

Re:    Agreement dated October 22, 2001 between Old Glory and ARTISTdirect, Inc.

       The undersigned, ARTISTdirect, Inc., has been advised that Old Glory Boutique Distributing, Inc. ("Old Glory") is proposing to assign all of its right, title and interest in and to the above contract (the "Contract") to Benn Co., LLC, a Connecticut limited liability company whose address is 90 Knothe Road, Westbrook, CT 06498-1040 (the "LLC"). The principal owner of the LLC is Glenn Morelli. The LLC will assume all obligations of Old Glory under the Contract, whether now existing or hereafter arising. The undersigned hereby consents to the foregoing assignment and assumption and agrees that effective as of the date of the assignment and assumption, the LLC shall be solely responsible for all existing and future obligations of the under the Contract. The LLC will give written notice of the assignment and assumption to the undersigned.

Dated as of this 11th day of December, 2002

ARTISTdirect, Inc.

By: /s/ THOMAS F. FUELLING
   --------------------------------
Name:  Thomas F. Fuelling
Title: Executive VP
Duly Authorized 12/13/02

Benn Co., LLC hereby represents to ARTISTdirect, Inc. that (a) it is a validly existing Connecticut limited liability company; (b) it has all power and authority to perform the above Contract; and (c) the performance of the Contract by it has been approved by all appropriate limited liability company action. IN consideration of ARTISTdirect, Inc. consent above, upon the assignment of the Contract to Benn Co. LLC, Benn Co., LLC covenants in favor of ARTISTdirect, Inc. that Benn Co., LLC will assume and perform all obligations of Old Glory under the Contract, whether now existing or hereafter arising.

Benn Co., LLC


By: /s/ Glenn Morelli
   -------------------------------
Glenn Morelli, Manager

                                    CONSENT

Re:     Agreement dated October 22, 2001 between Old Glory ARTISTdirect, Inc.

        The undersigned has been advised that Old Glory Boutique Distributing, Inc. ("Old Glory") is proposing to assign all of its right, title and interest in and to the above contract (the "Contract") to Benn Co., LLC, a Connecticut limited liability company whose address is 90 Knothe Road, Westbrook, CT 06498-1040 (the "LLC"). The principal owner of the LLC is Glenn Morelli. The LLC will assume all obligations of Old Glory under the Contract, whether now existing or hereafter arising. The undersigned hereby consents to the foregoing assignment and assumption and agrees that effective as of the date of the assignment and assumption, the LLC shall be solely responsible for all existing and future obligations of the under the Contract. The LLC will give written notice of the assignment and assumption to the undersigned.

        The LLC represents and warrants that it is a duly authorized Connecticut limited liability company, and that it has the corporate authority to assume Old Glory's rights and obligations in the Contract. Upon ARTISTdirect's written request, the LLC will provide a copy of its most current audited financial statements, showing that the LLC has a minimum net worth sufficient to allow the LLC to perform its obligations under the Contract.

Dated as of this 11th day of December, 2002

ARTISTdirect, Inc.

By: /s/ THOMAS F. FUELLING
   --------------------------------
Name: Thomas F. Fuelling
Title: EVP, Finance & Operations
Duly Authorized

AGREED AND ACCEPTED INSOFAR AS THE FOREGOING PERTAINS TO US:

BENN CO., LLC

By: [SIGNATURE ILLEGIBLE]
   --------------------------------
  An Authorized Signatory

Its: Manager
    -------------------------------